UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K/A
"Amendment No. 1"

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 19, 2021
Date of Report (Date of earliest event reported)
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HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)
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Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Herman Miller, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 20, 2021 (“July Form 8-K”). The July Form 8-K reported the completion of the Company’s previously announced acquisition of Knoll, Inc., a Delaware corporation (“Knoll”), pursuant to the Agreement and Plan of Merger, dated as of April 19, 2021, by and among the Company, Heat Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Knoll, pursuant to which Merger Sub merged with and into Knoll (the “Merger”), with Knoll surviving the Merger as a wholly-owned subsidiary of Herman Miller.

As permitted under Item 9.01 of SEC Form 8-K, this Form 8-K/A amends and supplements the July Form 8-K solely to provide the historical financial statements and the pro forma financial information required under Item 9.01 of SEC Form 8-K within 71 calendar days after the date on which the July Form 8-K was required to be filed.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The historical financial statements of Knoll required by this Item 9.01(a) were incorporated by reference into the Company's registration statement on Form S-4 filed with the SEC on May 24, 2021.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of May 29, 2021 and for the fiscal year ended May 29, 2021, and accompanying notes, giving effect to the acquisition, are attached hereto as Exhibit 99.1 and are incorporated by reference into this Form 8-K/A.

(d) Exhibits

Exhibit No. Description

99.1    The unaudited pro forma condensed combined financial information for the year ended May 29, 2021, giving effect to the acquisition.
104        Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 1, 2021	Herman Miller, Inc.
(Registrant)
		By:	/s/ Antonella Pilo Antonella Pilo
Vice President of Investor Relations (Duly Authorized Signatory for Registrant)